Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717


                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                        FIRST TRUST LOW BETA INCOME ETF
                                 (the "Funds")

           SUPPLEMENT TO THE FUNDS' PROSPECTUS DATED JANUARY 30, 2015
                    AND STATEMENT OF ADDITIONAL INFORMATION
            DATED JANUARY 30, 2015, AS SUPPLEMENTED ON APRIL 7, 2015


                              DATED JUNE 26, 2015


           IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT STRATEGIES

      On or about August 31, 2015, notwithstanding anything to the contrary in the Funds' Prospectus or Statement of Additional Information, the First Trust High Income ETF will change its investment strategy to allow the Fund invest in equity securities of all market capitalizations. Currently the Fund is limited to principally investing in large cap equity securities. In addition, the Fund's option strategy will change to allow the Fund to write call options with expirations of less than one year. Currently the Fund is generally limited to one-week, one-month, two-month and three-month call options.

      On or about August 31, 2015, notwithstanding anything to the contrary in the Funds' Prospectus or Statement of Additional Information, the First Trust Low Beta Income ETF will change its investment strategy to allow the Fund invest in equity securities of all market capitalizations. Currently the Fund is limited to principally investing in large cap equity securities. In addition, the Fund's option strategy will change to allow the Fund to write call options and hold put options with expirations of less than one year. Currently the Fund is generally limited to one-week, one-month, two-month and three-month call and put options.


          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.